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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                      ------------------------------------


                                    FORM 8-K


CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT: FEBRUARY 2, 2001                     COMMISSION FILE NO. 1-12785


                       NATIONWIDE FINANCIAL SERVICES, INC.
             (Exact name of registrant as specified in its charter)


           DELAWARE                                      31-1486870
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
 incorporation or organization)

                              ONE NATIONWIDE PLAZA
                              COLUMBUS, OHIO 43215
                                 (614) 249-7111
               (Address, including zip code, and telephone number,
       including area code, of Registrant's principal executive offices)

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ITEM 5.       OTHER EVENTS.

              On January 30, 2001, Nationwide Financial Services, Inc. issued a press release reporting its financial results for the three months and year ended December 31, 2000.

ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
              EXHIBITS.

              (c) Exhibits.

                  Exhibit 99.1 Press release dated January 30, 2001 reporting financial results for the three months and year ended December 31, 2000.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       NATIONWIDE FINANCIAL SERVICES, INC.
                                       -----------------------------------------
                                                                    (Registrant)



Date: February 2, 2001                 /s/ Mark R. Thresher
                                       -----------------------------------------
                                       Mark R. Thresher, Senior Vice President -
                                          Finance (Chief Accounting Officer)